SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
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                              FORM 8-K



                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934

                  Date of Report:  February 3, 1997

                   CENTRAL AND SOUTHERN HOLDING COMPANY

                           P.O. Drawer 748
                    Milledgeville, Georgia  31061
                           (912) 452-5541


Georgia             0-15945        58-1413533
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(State of      (Commission         (IRS Employer
Incorporation) File No.)           Identification No.)
ITEM 5. OTHER EVENTS.
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     A.  PRESS RELEASE CONCERNING MERGER AGREEMENT

     On February 3, 1997, Central & Southern Holding company (the "Company") issued a press release concerning the Company's execution of a definitive Merger Agreement with First Alliance/Premier Bankshares, Inc. A copy of such press release is filed as Exhibit 99. 1 hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.
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(c)   Exhibits.

      The following exhibits are filed herewith:

      99.1 Press Release dated January 17, 1997.

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                             SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTRAL AND SOUTHERN HOLDING COMPANY
                                              (Registrant)


Date: February 11, 1997                By: /s/ Michael E. Ricketson
                                         Michael E. Ricketson
                                         Executive Vice President and Controller
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                           EXHIBIT INDEX


Exhibit
Number                        Description
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99.1                          Press Release dated February 3, 1997